CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption “Exhibit G: Financial Highlights of the Acquired Funds” in the Prospectus dated January 24, 2025, and included in the Registration Statement (Form N-14, File No. 333-283754) of Victory Variable Insurance Funds II (the “Registration Statement”).

We also consent to the incorporation by reference of our reports dated February 20, 2024 with respect to the financial statements and financial highlights of Pioneer Bond VCT Portfolio, Pioneer Equity Income VCT Portfolio, Pioneer Fund VCT Portfolio, Pioneer High Yield VCT Portfolio, Pioneer Mid Cap Value VCT Portfolio, Pioneer Select Mid Cap Growth VCT Portfolio and Pioneer Strategic Income VCT Portfolio, included in the Annual Reports to Shareholders (Form N-CSR) for the year ended December 31, 2023 into this Registration Statement, filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP

Boston, Massachusetts

January 24, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the inclusion of Deloitte & Touche LLP as the Successor auditor in this Pre-Effective Amendment to Registration Statement No. 333-283754 on Form N-14 relating to funds indicated in the table below (the “Funds”) and references to us as Successor auditor under the headings “Comparison of Other Principal Service Providers” and “Financial Highlights of the Acquired Funds”, which are part of such Registration Statement.

ACQUIRED FUND	ACQURING FUND	BOARD	Year-end	Report date

Pioneer Bond VCT Portfolio	Victory Pioneer Bond VCT	Victory	12/31/23	02/20/2024
	Portfolio	Variable
Insurance
Funds II
Pioneer Equity Income VCT	Victory Pioneer Equity	Victory	12/31/23	02/20/2024
Portfolio	Income VCT Portfolio	Variable
Insurance
Funds II
Pioneer Fund VCT Portfolio	Victory Pioneer Fund VCT	Victory	12/31/23	02/20/2024
	Portfolio	Variable
Insurance
Funds II
Pioneer High Yield VCT	Victory Pioneer High	Victory	12/31/23	02/20/2024
Portfolio	Yield VCT Portfolio	Variable
Insurance
Funds II
Pioneer Mid Cap Value VCT	Victory Pioneer Mid Cap	Victory	12/31/23	02/20/2024
Portfolio	Value VCT Portfolio	Variable
Insurance
Funds II
Pioneer Select Mid Cap	Victory Pioneer Select	Victory	12/31/23	02/20/2024
Growth VCT Portfolio	Mid Cap Growth VCT	Variable
	Portfolio	Insurance
Funds II
Pioneer Strategic Income	Victory Pioneer Strategic	Victory	12/31/23	02/20/2024
VCT Portfolio	Income VCT Portfolio	Variable
Insurance
Funds II

/s/ Deloitte & Touche LLP Boston, MA 02110 January 24, 2025